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                                                                  Exhibit 10.64


                         REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of March ___, 2000, by and between CAIS Internet, Inc., a Delaware corporation (the "Company"), and the persons listed on Schedule A attached
                                                       ----------
hereto and their respective successors and permitted assigns (collectively, the "Holders" and individually, a "Holder").

     WHEREAS, on March __, 2000, the Company, CAIS Software Solutions, Inc., ("CAISSoft") and QuickATM, LLC, a California limited liability company ("QuickATM") entered into an Asset Purchase Agreement (the "Purchase Agreement"), pursuant to which CAISSoft will acquire substantially all of the assets of QuickATM used in the business of producing, distributing and operating Internet kiosks (the "Purchase");

     WHEREAS, pursuant to the Purchase Agreement, the Company will issue to QuickATM, as partial consideration for the Purchase, shares of the Company's Common Stock (as defined below) (the "Shares");

     WHEREAS, pursuant to the Purchase Agreement, the members of QuickATM will distribute the Shares to the Holders, who are certain members, officers, employees, directors and agents of QuickATM;

     WHEREAS, the Purchase Agreement provides, among other things, that the Shares may be transferred or resold only in accordance with the Purchase Agreement and this Agreement;

     WHEREAS, the execution and delivery of this Agreement is a condition precedent to the consummation of the Purchase and the other transactions contemplated by the Purchase Agreement.

     NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, there parties hereto agree as follows:

     1.   Definitions.
          -----------
          As used in this Agreement, the following capitalized defined terms shall have the following meanings:

          "CAIS Prospectus" shall have the meaning set forth in Section 5(d)
           ---------------
hereof.

          "CAIS SEC Reports" shall have the meaning set forth in Section 5(d)
           ----------------
hereof.

          "Common Stock" shall mean the Common Stock, par value $.01 per share,
           ------------
of the Company.

          "Company" shall have the meaning set forth in the preamble and shall
           -------
also include the Company's successors.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as
           ------------
amended from time to time.

          "Offering" shall mean the sale of Common Stock in connection with any
           --------
public offering by the Company.

          "Other Holders" shall have the meaning set forth in Section 3(c)
           -------------
hereof.

          "Person" shall mean an individual, partnership, limited liability
           ------
company, corporation, trust, unincorporated organization or other entity, or a government or agency or political subdivision thereof.

          "Piggyback Notice" shall have the meaning set forth in Section 3(b)
           ----------------
hereof.

          "Piggyback Registration" shall have the meaning set forth in Section
           ----------------------
3(b) hereof.

          "Piggyback Request" shall have the meaning set forth in Section 3(b)
           -----------------
hereof.

          "Prospectus" shall mean the prospectus included in a Registration
           ----------
Statement for the registration with the SEC of all or a portion of the Registrable Securities, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement and by all other amendments and supplements to such prospectus, including post-effective amendments, and in each case including all material incorporated by reference therein.

          "Purchase" shall have the meaning set forth in the recitals.
           --------

          "Holder" and "Holders" shall have the meanings set forth in the
           ------
preamble.

          "Registrable Securities" shall mean the Shares issuable to the Holder
           ----------------------
as Consideration Shares (as defined in the Purchase Agreement) in connection with the Purchase, excluding (i) Registrable Securities for which a Registration Statement relating to the sale thereof shall have become effective under the Securities Act and which have been sold or otherwise distributed under such Registration Statement or (ii) Registrable Securities which the Holder may sell pursuant to Rule 144 under the Securities Act (or such successor rule as may be adopted).

          "Registration Statement" shall mean a registration statement of the
           ----------------------
Company and any other entity required to be a registrant with respect to such registration statement pursuant to the requirements of the Securities Act which covers some or all of the Registrable Securities, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all materials incorporated by reference therein.

          "SEC" shall mean the Securities and Exchange Commission.
           ---

          "Securities Act" shall mean the Securities Act of 1933, as amended
           --------------
from time to time.

          "Shares" shall have the meaning set forth in the preamble.
           ------

     2.   Lock-up Agreement.  Notwithstanding anything in this Agreement to the
          -----------------
contrary, in connection with any Offering, Holders agree that, if requested by the managing underwriter of the Offering, the Holders shall not (except pursuant to a Piggyback Registration to the extent permitted hereunder), directly or indirectly, sell, offer, contract to sell, grant any option to purchase, transfer the economic risk of ownership in, make any short sale, pledge or otherwise dispose of, any Shares, without the prior written consent of the Company and the managing underwriters of the Offering for a period of ninety
(90) days from the effective date of the registration statement under the Securities Act relating to such Offering. This restriction shall be binding upon any transferee of the Shares and the certificates for the Shares shall bear a legend to such effect. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Shares until the end of such period.

     3.   Piggyback Registration.
          ----------------------

          (a)  Right to Piggyback. If the Company proposes to file any
               ------------------
registration statement under the Securities Act for purposes of an Offering of securities of the Company (including, but not limited to, registration statements relating to secondary Offerings of securities of the Company, but excluding Registration Statements relating to employee benefit plans or other compensatory arrangements or with respect to corporate reorganizations, or other transactions under Rule 145 of the Securities Act) (a "Piggyback Registration"), the Company will give prompt written notice to the Holders of the Company's intention to effect such a registration (each, a "Piggyback Notice") and, subject to the terms hereof, the Company will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within ten (10) days after the date of delivery of the Piggyback Notice; provided, however, that if, at any time after
                         -----------------
giving written notice of its intention to register any shares and, prior to the effective date of the Registration Statement filed in connection with such registration, the Company shall determine for any reason not to register any such shares, the Company may, at its election, give written notice of such determination to the Holders requesting inclusion therein, and thereupon, the Company shall be relieved of any obligation to register any Registrable Securities in connection with such terminated registration. If the Piggyback Registration is an underwritten Offering on behalf of the Company, then the Company shall not be required to include any Registrable Securities of the Holders in such Offering unless the Holders enter into a customary form of underwriting agreement in form and substance reasonably satisfactory to the underwriters and the Company.

          (b)  Priority on Primary Registrations. If a Piggyback Registration is
               ---------------------------------
an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number that can be sold in an orderly manner in such Offering within a price range acceptable to the Company, the Company will include in such registration, (i) first, the securities the Company proposes to sell, and (ii) second, other securities requested to be included in such registration, including without limitation the Registrable Securities, pro rata on the basis of the number of shares of such securities owned by each holder thereof (subject to any other priority arrangements existing under other registration rights agreements to which the Company is a party).

          (c)  Priority on Secondary Registration. If a Piggyback Registration
               ----------------------------------
is an underwritten secondary registration on behalf of holders of the Company's securities other than the Holders (the "Other Holders"), and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number that can be sold in an orderly manner in such Offering within a price range acceptable to the Company and the Other Holders requesting such registration, the Company will include in such registration (i) first, the securities requested to be included therein by the Other Holders requesting such registration, (ii) second, the securities the Company proposes to sell, if any, and (iii) third, other securities requested to be included in such registration, including without limitation, the Registrable Securities, pro rata on the basis of the number of shares of such securities owned by each holder thereof (subject to any other priority arrangements existing under registration rights agreements to which the Company is a party).

          (d)  Selection of Underwriters.  In the case of an underwritten
               -------------------------
Piggyback Registration, the Company shall have the right to select the investment banker(s) and manager(s) to administer the Offering.

     4.   Registration Procedures.
          -----------------------
          In connection with the obligations of the Company with respect to the Registration Statements pursuant to this Agreement, the Company shall:

          (a) prepare and file with the SEC, a Registration Statement which shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith;

          (b)  subject to the last three sentences of this Section 4(b) and
Section 4(i) hereof, (i) prepare and file with the SEC such amendments and post-effective amendments to each such Registration Statement as may be required under the Securities Act; (ii) cause each such Prospectus to be supplemented by any required prospectus supplement, and as so supplemented, to be filed pursuant to Rule 424 or any similar rule that may be adopted under the Securities Act; and (iii) respond as promptly as practicable to any comments received from the SEC with respect to the Registration Statement, or any amendment, post-effective amendment or supplement relating thereto. Notwithstanding anything to the contrary contained herein, the Company shall not be required to take any of the actions described in clauses
(i), (ii), or (iii) above with respect to the Holders of Registrable Securities under a Piggyback Registration unless and until the Company has received a Piggyback Notice from the Holder that the Holder intends to make offers or sales under the Registration Statement as specified in such Piggyback Notice. Once the Holder has delivered a Piggyback Notice to the Company, the Holder shall promptly provide to the Company such information as the Company reasonably requests in order to identify the Holder and the method of distribution in a post-effective amendment to the Registration Statement or a supplement to the Prospectus. The Holder also shall notify the Company in writing upon completion of such offer or sale or at such time as the Holder no longer intends to make offers or sales under the Registration Statement;

          (c) furnish to the selling Holder of Registrable Securities, without charge, as many copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and such other documents as the Holder may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Securities; the Company consents to the use of the Prospectus, including each preliminary Prospectus, by the Holder in connection with the Offering and sale of the Registrable Securities covered by the Prospectus or the preliminary Prospectus;

          (d) use its reasonable best efforts to register or qualify the Registration Statement by the time the applicable Registration Statement is declared effective by the SEC under all applicable state securities or "blue sky" laws of such jurisdictions as the Holder shall reasonably request in writing, keep each such registration or qualification effective during the period such Registration Statement is required to be kept effective as provided herein and all other acts and things that may be reasonably necessary or advisable to enable the Holder to consummate the disposition in each such jurisdiction of such Registrable Securities owned by the Holder to the extent required hereunder; provided, however, that the Company shall not be required to
                    -----------------
(i) qualify generally to do business in any jurisdiction or to register as a broker or dealer in such jurisdiction where it would not otherwise be required to qualify but for this Section 4(d), (ii) subject itself to taxation in any such jurisdiction, or (iii) submit to the general service of process in any such jurisdiction;

          (e) notify the Holder promptly and, if requested by the Holder, confirm such advice in writing (i) when a Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective, (ii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iii) if the Company receives any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, and (iv) of the happening of any event during the period a Registration Statement is effective as a result of which such Registration Statement or the related Prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the Prospectus), not misleading;

          (f) use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible moment;

          (g) furnish to the Holder, without charge, at least one conformed copy of each Registration Statement and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

          (h) cooperate with the Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any Securities Act legend; and enable certificates for such Registrable Securities to be issued for such numbers of shares and registered in such names as the Holder may reasonably request at least two business days prior to any sale of Registrable Securities;

          (i) subject to the last three sentences of Section 4(b) hereof, upon the occurrence of any event contemplated by Section 4(e)(iv) hereof, use its reasonable best efforts to promptly prepare and file a supplement or prepare, file and obtain effectiveness of a post-effective amendment to a Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (j) make available for inspection by the Holder and any representatives, counsel or accountant retained by the Holder, all financial and other records, pertinent corporate documents and properties of the Company, and cause the respective officers, directors and employees of the Company to supply all information reasonably requested by any such representative, counsel or accountant in connection with a Registration Statement; provided, however, that
                                                        -----------------
such records, documents or information which the Company determines, in good faith, to be confidential and notifies such representatives, counsel or accountants in writing that such records, documents or information are confidential shall not be disclosed by the representatives, counsel or accountants unless (i) the disclosure of such records, documents or information is necessary to avoid or correct a material misstatement or omission in a Registration Statement; (ii) the release of such records, documents or information is ordered pursuant to a subpoena or order from a court of competent jurisdiction; or (iii) such records, documents or information have been generally made available to the public;

          (k) a reasonable time prior to the filing of any Registration Statement, any Prospectus, any amendment to a Registration Statement or amendment or supplement to a Prospectus, provide copies of such document (not including any documents incorporated by reference therein unless requested) to the Holder;

          (l) use its reasonable best efforts to cause all Registrable Securities to be listed on any securities exchange on which similar securities issued by the Company are then listed;

          (m) provide a CUSIP number for all Registrable Securities, not later than the effective date of a Registration Statement;

          (n) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC and make available to its security holders, as soon as reasonably practicable, an earnings statement covering at least 12 months that shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder; and

          (o) use its reasonable best efforts to cause the Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable Holder to consummate the disposition of such Registrable Securities.

          The Company may require each selling Holder to furnish to the Company in writing such information regarding the proposed distribution by the Holder as the Company may from time to time reasonably request in writing.

          In connection with and as a condition to the Company's obligations with respect to the Registration Statement, each Holder agrees that: (i) it will not offer or sell its Registrable Securities under the Registration Statement until it has provided a Piggyback Notice, if and to the extent applicable, and has received copies of the supplemental or amended Prospectus contemplated by Section 4(b) hereof and receives notice that any post-effective amendment has become effective; or (ii) upon receipt of any written notice from the Company of the happening of any event of the kind described in Section 4(e)(iv) hereof, the Holder will forthwith discontinue disposition of Registrable Securities pursuant to a Registration Statement until the Holder receives copies of the supplemental or amended Prospectus contemplated by
Section 4(i) hereof and receives notice that any post-effective amendment has become effective, and, if so directed by the Company, the Holder will deliver to the Company (at the expense of the Company) all copies in its possession, other than permanent file copies then in the Holder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. If at any time after any Registration Statement becomes effective, the Company advises the Holder in writing that due to the existence of material information that has not been disclosed to the public and included in the Registration Statement it is thus necessary to amend the Registration Statement, the Holder shall suspend any further sale of Registrable Securities until the Registration Statement has been amended (each such period being referred to herein as a "Suspension Period").

     Notwithstanding anything to the contrary contained herein, the Company shall have the right to postpone the filing of any Registration Statement hereunder for a reasonable period of time if the Company furnishes the Holder a certificate signed by the

Chairman of the Board of Directors or the President of the Company stating that in its good faith judgment, the Company's Board of Directors (or the executive committee thereof) has determined that effecting the registration at such time would adversely affect a material financing, acquisition or disposition of assets or securities, merger or other comparable transaction, or would require the Company to make public disclosure of information the public disclosure of which would have a material adverse effect upon the Company.

     5.   Investment Representations.  With respect to the Shares, each Holder
          --------------------------
represents and warrants as follows:

          (a) The Holder, by reason of its business and financial experience, has such knowledge, sophistication and experience in financial and business matters and in making investment decisions of this type that it is capable of
(i) evaluating the merits and risks of an investment in Common Stock and making an informed investment decision, (ii) protecting its own interest and (iii) bearing the economic risk of such investment. If the Holder retained a purchaser's representative with respect to the investment in Common Stock that may be made pursuant to the Purchase Agreement then the Holder shall, prior to or at the Closing, (i) acknowledge in writing such representation and (ii) cause such representative to deliver a certificate to the Company containing such representations as are reasonably requested by the Company.

          (b) The Holder is acquiring the Common Stock for investment for the Holder's own account, not as a nominee or agent and not with the view to, or any intention of, a resale or distribution thereof, in whole or in part, or the grant of any participation therein. The Holder understands that the Common Stock has not been registered under the Securities Act or state securities laws by reason of a specific exemption from the registration provisions of the Securities Act and applicable state securities laws that depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Holder's representations as expressed in this Agreement. The Holder further understands that, except as expressly provided herein, the Company shall have no obligation to register the Common Stock under the Securities Act or any state securities laws or to take any action that would make available any exemption from the registration requirements of such laws. The Holder hereby acknowledges that because of the restrictions on transfer or assignment of the Common Stock to be issued in connection with the Purchase, the Holder may have to bear the economic risk of the investment commitment in Common Stock for an indefinite period of time.

          (c) The Holder will observe and comply with the Securities Act and all applicable state securities and "blue sky" laws and the rules and regulations promulgated thereunder, as now in effect and as from time to time amended, in connection with any offer, sale, pledge, transfer or other disposition of the Common Stock. In furtherance of the foregoing, and in addition to any restrictions contained in this Agreement, but subject to the exception set forth in subsection (b) above with regard to distributions to Transferees, the Holder will not offer to sell, exchange, transfer, pledge, or otherwise dispose of any of the Common Stock unless at such time at least one of the following is satisfied:

              (i) a Registration Statement under the Securities Act covering the Common Stock proposed to be sold, transferred or otherwise disposed of, describing the manner and terms of the proposed sale, transfer or other disposition, and containing a current Prospectus, shall have been filed with the SEC and made effective under the Securities Act;

              (ii) such transaction shall be permitted pursuant to the provisions of Rule 144;


              (iii) counsel representing the Holder, reasonably satisfactory to the Company, shall have advised the Company in a written opinion letter reasonably satisfactory to the Company and its counsel, and upon which the Company and its counsel may rely, that no registration under the Securities Act or any applicable state securities law would be required in connection with the proposed sale, transfer or other disposition; or

              (iv) an authorized representative of the SEC shall have rendered written advice to the Holder (sought by the Holder or counsel to the Holder, with a copy thereof and of all other related communications delivered to the Company) to the effect that the SEC would take no action, or that the staff of the SEC would not recommend that the SEC take action, with respect to the proposed sale, transfer or other disposition if consummated.

          (d) The Holder understands that an investment in the Common Stock involves substantial risks. The Holder has been given the opportunity to make a thorough investigation of the proposed activities of the Company and, upon request to the Company, has been furnished with materials relating to the Company and its proposed activities, including, without limitation, a copy of the Prospectus dated May 20, 1999 (the "CAIS Prospectus") and all reports filed by the Company with the SEC since May 21, 1999 (the "CAIS SEC Reports"). The Holder has been afforded the opportunity to obtain any additional information deemed necessary by the Holder to verify the accuracy of any representations made or information conveyed to the Holder. The Holder confirms that all documents, records and books pertaining to its investment in Common Stock and requested by the Holder have been made available or delivered to the Holder. The Holder has had an opportunity to ask questions of and receive answers from the Company, or from a person or persons acting on the Company's behalf, concerning the terms and conditions of its investment in the Common Stock. The Holder has relied upon, and is making its investment decision upon, the CAIS Prospectus, the CAIS SEC Reports and other information publicly available about the Company.

          (e) With respect to the sale or disposition of Registrable Securities by the Holder, (i) all costs and expenses relating to the registration and filing fee, printing, compliance with applicable securities laws, the Company's legal, accounting and other professional fees and other similar expenses incurred by Company shall be the sole responsibility of Company, and (ii) all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by the Holder shall be borne on a pro-rata basis by the Holder, determined with reference to the number of shares of Registrable Securities as compared to the overall total number of shares being registered in the applicable offering.

     6.   Restrictive Legend.  All certificates representing the Common Stock
          ------------------
deliverable to the Holders pursuant to the Purchase Agreement and any certificates subsequently issued with respect thereto or in substitution therefor, unless a sale, transfer or other disposition is executed pursuant to one or more of the alternative conditions set forth in Section 5(c) shall have occurred, or unless the conditions of paragraph (k) of Rule 144 promulgated under the Securities Act shall have been satisfied, shall bear a legend substantially as follows, in addition to any legend the Company determines is required pursuant to any applicable legal requirement:

     "The shares represented by this certificate may not be offered, sold, pledged, transferred or otherwise disposed of except in accordance with the requirements of the Securities Act of 1933, as amended, and the other conditions specified in that certain Registration Rights Agreement dated as of March __, 2000, copies of which agreements CAIS Internet, Inc. will furnish, without charge, to the holder of this certificate upon written request therefor."

The Company, at its discretion, may cause a stop transfer order to be placed with its transfer agent(s) with respect to the certificates for the Common Stock but not as to the certificates for any part of the Common Stock as to which said legend is no longer appropriate when one or more of the alternatives set forth in Section 5(c) shall have been satisfied or the conditions of paragraph (k) of Rule 144 promulgated under the Securities Act shall have been satisfied.

     7.   Affiliate Agreements. If and to the extent that a Holder is deemed
          --------------------
to be an "affiliate" of the Company within the meaning of the Securities Act, and as used for purposes of paragraphs (c) and (d) of Rule 145 of the SEC, then the following terms of this Section 7 shall apply to such Holder:

          (a) The Holder agrees not to sell, transfer or otherwise dispose of the Shares unless (i) such sale, transfer or other disposition is made pursuant to an effective Registration Statement under the Securities Act, (ii) such sale, transfer or other disposition is made in conformity with the requirements of Rule 145(d) promulgated under the Securities Act, or (iii) such sale, transfer or other disposition is executed pursuant to one or more of the alternative conditions set forth in Section 5(c); or (iv) such sale, transfer or other disposition is in connection with the distribution to a Transferee as set forth more fully in Section 5(b) above.

          (b) The Company will give stop-transfer instructions to its transfer agent with respect to the Shares and there will be placed on the certificates representing such Shares, or any substitutions therefor, a legend stating in substance:

     "The shares represented by this certificate may only be transferred in conformity with Rule 145(d) or in accordance with a written opinion of counsel, reasonably acceptable to the issuer in form and substance, that such transfer is exempt from registration under the Securities Act of 1933."

The legend and stop order set forth above shall be removed (by delivery of a substitute certificate without such legend) if the Holder delivers to the Company (i) satisfactory written evidence that the Shares have been sold in compliance with Rule 145 (in which case, the substitute certificate will be issued in the name of the transferee), or (ii) an opinion of counsel, in form and substance reasonably satisfactory to the Company and its counsel, to the effect that public sale of the Shares by the Holder is no longer subject to Rule
145. To the extent permitted under applicable securities laws, no Holder will be deemed an "insider" or affiliate of the Company solely as a result of his or her ownership of the Company's Common Stock.

     8.   Indemnification; Contribution.
          -----------------------------

          (a)  Indemnification by the Company. The Company agrees to indemnify
               ------------------------------
and hold harmless each Holder and each Person, if any, who controls each Holder within the meaning of Section 15 of the Securities Act as follows:

              (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) pursuant to which the Holder's Registrable Securities were registered under the Securities Act, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto), including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

              (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency, body or third party, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, if such settlement is effected with the written consent of the Company which shall not be unreasonably withheld; and

              (iii) against any and all expense (including reasonable fees and disbursements of counsel), as reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not a party, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above.

provided, however, that the indemnity provided pursuant to this Section 8(a)
--------  -------
does not apply with respect to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by the Holder expressly for use in a Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto).

          (b)  Indemnification by the Holder. Each Holder agrees to indemnify
               -----------------------------
and hold harmless the Company, its directors and officers (including each director and officer of the Company who signed the Registration Statement), and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, to the same extent as the indemnity contained in Section 8(a) hereof (except that any settlement described in Section 8(a)(ii) shall be effected with the written consent of the Holder), but only insofar as such loss, liability, claim, damage or expense arises out of or is based upon any untrue statement or omission, or alleged untrue statement or omission, made in a Registration Statement (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by the Holder expressly for use in such Registration Statement (or amendment thereto) or such Prospectus (or any amendment or supplement thereto). In no event shall the liability of the Holder under this Section 8(b) be greater in amount than the dollar amount of the proceeds received by the Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

          (c)  Conduct of Indemnification Proceedings. Each indemnified party
               --------------------------------------
shall give reasonably prompt notice to each indemnifying party of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party (i) shall not relieve it from any liability that it may have under the indemnity agreement provided in
Section 8(a) or (b) above, unless and to the extent it did not otherwise learn of such action and the lack of notice by the indemnified party results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) shall not relieve, in any event, the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided under
Section 8(a) or (b) above. If the indemnifying party so elects within a reasonable time after receipt of such notice, the indemnifying party may assume the defense of such action or proceeding at such indemnifying party's own expense with counsel chosen by the indemnifying party and approved by the indemnified parties defendant in such action or proceeding, which approval shall not be unreasonably withheld; provided, however, that, if such indemnified
                              -----------------
party or parties reasonably determine that a conflict of interest exists where it is advisable for such indemnified party or parties to be represented by separate counsel or that, upon advice of counsel, there may be legal defenses available to them that are different from or in addition to those available to the indemnifying party, then the indemnifying party shall not be entitled to assume such defense and the indemnified party or parties shall be entitled to one separate counsel at the indemnifying party's expense. If an indemnifying party is not entitled to assume the defense of such action or proceeding as a result of the proviso to the preceding sentence, such indemnifying party's counsel shall be entitled to conduct such indemnifying party's defense and counsel for the indemnified party or parties shall be entitled to conduct the defense of such indemnified party or parties, it being understood that both such counsel will cooperate with each other to conduct the defense of such action or proceeding as efficiently as possible. In such event, however, no indemnifying party will be liable for any settlement effected without the written consent of such indemnifying party. If an indemnifying party is entitled to assume, and assumes, the defense of such action or proceeding in accordance with this paragraph, such indemnifying party shall not be liable for the fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action or proceeding.

          (d)  Contribution. In order to provide for just and equitable
               ------------
contribution in circumstances in which the indemnity agreement provided for in this Section 8 is held to be unenforceable for any reason even though it is applicable in accordance with its terms, the Company and the Holder shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Company and the Holder, in such proportion as is appropriate to reflect the relative fault of and benefits to the Company on the one hand and the Holders on the other in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relative equitable considerations. The relative benefits to the indemnifying party and indemnified parties shall be determined by reference to, among other things, the total proceeds received by the indemnified parties and indemnifying parties in connection with the Offering to which such losses, claims, damages, liabilities or expenses relate. The relative fault of the indemnifying party and indemnified parties shall be determined by reference to, among other things, whether the action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or the indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action.

          The parties hereto agree that it would not be just or equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 8(d), the Holder shall not be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of the Holder were offered to the public exceeds the amount of any damages that the Holder has otherwise been required to pay by reason of such untrue statement or omission.

          Notwithstanding the foregoing, no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8(d), each Person, if any, who controls the Holder within the meaning of Section 15 of the Securities Act and directors and officers, if any, of the Holder shall have the same rights to contribution as the Holder, and each director of the Company, each officer of the Company who signed the Registration Statement and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as the Company.

     9.   Rule 144 Sales.
          --------------

          (a) The Company covenants that it will file the reports and make available adequate current public information, as required to be filed by the Company under the Securities Act and the Securities Exchange Act, as amended, so as to enable the Holders to sell the Registrable Securities pursuant to Rule 144 under the Securities Act, to the extent such securities are otherwise transferable.

          (b) In connection with any sale, transfer or other disposition by the Holders of any Registrable Securities pursuant to Rule 144 under the Securities Act, the Company shall cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any Securities Act legend, and enable certificates for such Registrable Securities to be for such number of shares and registered in such names as the Holder may reasonably request at least two business days prior to any sale of Registrable Securities.

     10.  Miscellaneous.
          -------------

          (a)  Amendments and Waivers. The provisions of this Agreement,
               ----------------------
including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given without the written consent of the Company and the Holder.

          (b)  Notices. All notices and other communications provided for or
               -------
permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery,
(i) if to the Holders, at the most current address given by the Holders to the Company by means of a notice given in accordance with the provisions of this
Section 10(b), which address initially is, with respect to the Holders, the address set forth next to the Holder's name on the signature page of this Agreement, or (ii) if to the Company, at 1255 22nd Street, N.W., Washington, D.C. 20037, Attention: Ulysses G. Auger, II.

          All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged (during normal business hours of a normal business day, or otherwise, on the next business day), if telecopied; or at the time delivered if delivered by an air courier guaranteeing overnight delivery.

          (c)  Successors and Assigns. This Agreement shall inure to the benefit
               ----------------------
of and be binding upon the successors and permitted assigns as permitted hereunder of each of the parties and, except as provided in Section 8 hereof, no other Person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any

Shares from a Holder shall be deemed a successor or assign solely by reason of such purchase. The benefits and obligations of the Holders under this Agreement may be assigned only to persons or entities designated by the Holder and approved in writing by the Company prior to an assignment.

          (d)  Counterparts. This Agreement may be executed by facsimile and in
               ------------
any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (e)  Headings. The headings in this Agreement are for convenience of
               --------
reference only and shall not limit or otherwise affect the meaning hereof.

          (f)  Governing Law. This agreement shall be governed by and construed
               -------------
in accordance with the laws of the State of Delaware without giving effect to the conflicts of law provisions thereof.

          (g)  Specific Performance. The parties hereto acknowledge that there
               --------------------
would be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of any other party under this Agreement in accordance with the terms and conditions of this Agreement in any court of the United States or any State thereof having jurisdiction.

          (h)  Entire Agreement. This Agreement is intended by the parties as a
               ----------------
final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

          (i)  Additional Actions and Documents. The parties hereto shall take
               --------------------------------
or cause to be taken such further actions, shall execute, deliver and file, or cause to be executed, delivered or filed, such further documents and instruments, and shall obtain such consents as may be necessary or as the other party may reasonably request, without the payment of further consideration, in order fully to effectuate the purposes, terms and conditions of this Agreement.



                            [Signature Page Follows]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                              CAIS INTERNET, INC.

                              By:
                                  -----------------------------
                              Name:
                              Title:

                              HOLDERS

                              By:
                                       -----------------------------
                              Name:
                                       -----------------------------
                              Address:
                                       -----------------------------


                              By:
                                       -----------------------------
                              Name:
                                       -----------------------------
                              Address:
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                              By:
                                       -----------------------------
                              Name:
                                       -----------------------------
                              Address:
                                       -----------------------------


                              By:
                                       -----------------------------
                              Name:
                                       -----------------------------
                              Address:
                                       -----------------------------


                              By:
                                       -----------------------------
                              Name:
                                       -----------------------------
                              Address:
                                       -----------------------------


                              By:
                                       -----------------------------
                              Name:
                                       -----------------------------
                              Address:
                                       -----------------------------


                              By:
                                       -----------------------------
                              Name:
                                       -----------------------------
                              Address:
                                       -----------------------------


                              By:
                                       -----------------------------
                              Name:
                                       -----------------------------
                              Address:
                                       -----------------------------

                                                                      SCHEDULE A


Holders of CAIS Common Stock
----------------------------